Subsequent events	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent events	Subsequent eventsThe Company has evaluated subsequent events through August 12, 2021, the date the condensed consolidated financial statements were available to be issued, noting no subsequent events or transactions aside from the aforementioned transaction with Capitol discussed in Note 15 that require disclosure.	Subsequent events
On January 1, 2021, the Company reinstated matching contributions to the Retirement Savings Plan, according to the aforementioned terms, rates, and limitations.
On January 29, 2021, the Company’s Senior Debt was fully funded for $150 million and the Company paid off the Loan from Lennar in the amount of $65.5 million using funds from the Senior Debt facility.
Effective February 24, 2021, the Company will cede 25% of the written premium on our instantly underwritten policies, instead of 100% in connection with the Quota Share Treaty.
On March 2, 2021, the Company entered into a merger agreement with Capitol Investment Corp. V (“Capitol”), a blank check company incorporated in the State of Delaware and formed for the purpose of effecting a merger. Pursuant to the agreement, a newly formed subsidiary of Capitol will be merged with and into Doma (“the Business Combination”). Upon the consummation of the Business Combination, Doma will survive and become a wholly-owned subsidiary of Capitol, which will be renamed Doma Holdings, Inc.
The Company has evaluated subsequent events through March 18, 2021, the date the consolidated financial statements were available to be issued, noting no subsequent events or transactions aside from the aforementioned that require disclosure.